
NFE INC.

# New Frontier Energy, Inc.

## Trading Symbol: NFEI

**Presentation**

**November 8, 2007**

# Information on forward-looking statements

This document may contain forward-looking statements including declarations regarding New Frontier Energy, Inc. and it's future and expected performance based on assumptions that the Company believes are reasonable. No assurances can be given that these statements will prove to be accurate. A number of risks and uncertainties could cause actual results to differ materially from these statements, including, without limitation, decreases in prices for natural gas and crude oil, unexpected decreases in gas and oil production, the timeliness, costs and success of development activities, unanticipated delays and costs resulting from regulatory compliance, and other risk factors described from time to time in the Company's periodic reports filed with the Securities and Exchange Commission. These statements are made only as of the date of this report and future events may cause them to be less likely to prove to be true.

# NFEI Profile

New Frontier Energy, Inc., based in Denver, CO, a oil & gas exploration company, with interests in three principal properties; the Slater Dome Field, the Flattops Prospect, and the Focus Ranch Federal Unit. The projects are all located near the Colorado and Wyoming border in the Sand Wash Basin or Atlantic Rim area, a sub-basin of the Greater Green River Basin.

New Frontier Energy is focusing on expanding CBM gas production at the Slater Dome Field, and exploring the adjacent Focus Ranch Unit and Flattops prospects. The company owns a majority of the limited partnership interests in an 18-mile gas gathering line that delivers gas from the Slater Dome Field to a transportation hub. The common stock is listed on the over the counter bulletin board under the symbol "NFEI." Additional information about New Frontier Energy, Inc. can be found at the Company's website www.nfeinc.com.

# Slater Dome, Flattops & Focus Ranch Unit Acreage

- **Colorado Wyoming Border**
  - Slater Dome, Mofatt County (CO) - 34,500 net acres
  - Focus Ranch Unit, Routt County (CO) - 29,000 net acres
  - Flattops, Carbon County (WY) – 4,000 net acres

*Project Potential*

- NFEI is operator with 66-75% working interest (17 wells drilled to date at Slater Dome)
- Large drilling inventory of 600 + wells at Slater Dome over 15 years @ 20 - 40 wells per year)
- 5 coal sections with productive potential across acreage
- Frontier,Niobrara & Deep Creek conventional traps identified by seismic at Slater Dome and the Focus Ranch
- Gathering line with excess capacity in place


WYOMING
MAPPED AREA
COLORADO

# O&G Operators in Development Fairway


ATLANTIC RIM, GREATER GREEN RIVER BASIN
Rawlins
Sinclair
Double Eagle
Cow Creek Field
19.5 BCFG
Anadarko Coal
Units
Sierra Madre Field
Merit Energy,
West Side Canal
Slater Dome
Dixon
Yates
Flattops
Prospect
Focus Ranch Unit

# Slater Dome Field Map


R 90 W
R 89 W
R 88 W
T12 N WY
T12 N CO
Explanation of Symbols
Proposed Compressor Station
Low Water Crossing
Gates
Culverts
Proposed Wells
Existing Wells
Township and Range
Proposed Gas Line
Poposed Gas & Water Line
Water Wells
Outfall
Existing Overhead Power
Existing Pipeline
Proposed Buried Electric
Proposed Water Line
Proposed Improved Road
Existing Improved Road
Existing Road

# Robidoux 13-7 Well drill site



# NFEI Corporate Milestones

- Developed Slater Dome from prospect into core producing asset with 12 BCF proved reserves to NFEI's interest as of February 28, 2007
- Constructed 18 mile gathering line from Slater Dome Field to the Questar tap in Baggs, Wyoming to commence gas production in June 2005
- Doubled working interest in Slater Dome during 2006 to 66% and became operator
- Raised $28 million in the last three years to fund development
- Entered into a farmout agreement to acquire 75% working interest & will become operator at the Focus Ranch Unit, located southeast and adjacent to Slater Dome Field (29,000 net acres)
- Achieved four-fold increase in Slater Dome gas production with 2007 field workover program (Gross production now exceeds 1 million cubic feet p/day)
- Doubled proved reserves every year since establishing production

# Proven Reserve Report - Feb. 2007

**(Reserves report only covers Slater Dome acreage)**

- **12 BCF** - estimated total proved reserves net to NFEI with 47 locations.
- **17 BCF** - estimated probable resources net to NFEI with 53 locations.
- **301 BCF** - estimated possible resources net to NFEI with 531 locations.
- **330 BCF** - total proved, probable & possible resources net to NFEI with 631 locations.

- *NOTE TO INVESTORS: The SEC permits oil and gas companies to disclose* ***only proved reserves*** *that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms on this presentation, such as "****probable & possible resources****" and "****recoverable CBM resources****," that* ***are not permitted to be included in filings with the SEC****. Investors are urged to consider closely the disclosure in our Form 10-K, that we file with the SEC at its public reference facility.*

# 1 of 8 known gas seeps on the Slater Dome acreage



# Summary of Capital Structure

***As of 10/08/07:***

- Common stock outstanding: 9.78 million shares
- Series B & C convertible preferred equity common stock equivalents: 24.92 million shares

***After effect of preferred conversion*** *(a better way to evaluate NFEI)*

- Outstanding shares after effect of preferred equity conversion: **34.7 million shares**
- Total stockholder equity: **$23.67 million**
- Market capitalization after effect of preferred equity conversion: **$41.3 million***
(*based on 10/08/07 closing price $1.19)
- **Proven Reserves as of Feb. 2007 : 12 BCF**

***An updated proven reserve report providing the effect of new wells drilled during 2007 is expected to be available in March of 2008*

# NFEI is Undervalued

- Industry Valuation Calculation:

| | |
|---|---|
| Reserves in the ground sold in 2007 at $2.50 MCF | $ 60 Million |
| Gathering line & system | $ 5 Million |
| Acreage position | $ 40 Million |
| Total | $ 105 Million |
| Fully diluted common shares before warrants | 34.7 Million |
| Pro Forma value per common share | $ 3.02 |

# NFEI is Undervalued

- Currently 6 producing wells = 12 BCF of Proved Reserves
- 6 wells drilled this summer are estimated to double the reserves in February 2008
- Currently producing 1 million cubic feet per day at Slater Dome and expect to be producing 3 to 4 million per day by February 2008 when the permit is granted for additional compression
- In the past, Rocky Mountain gas has sold at a discount to NYMEX
- The Rockies Express pipeline from Wamsutter, Wyoming to Mexico, Missouri is expected to be completed in January 2008
- The Rockies Express pipeline 2nd phase from Mexico, Missouri to Clarington, Ohio is expected to be completed in January 2009
- The following slide shows NFEI's estimated price for its gas at the Questar tap

# New Frontier Energy

Forward Price Indications

Based on 11/2/07 market conditions

| Delivery Month | Nymex | CIG Basis | CIG Outright | NFE Price Questar |
|---|---|---|---|---|
| Dec-07 | $8.590 | -$2.145 | $6.445 | $6.245 |
| Jan-08 | $8.980 | -$1.490 | $7.490 | $7.290 |
| Feb-08 | $9.035 | -$1.355 | $7.680 | $7.480 |
| Mar-08 | $8.804 | -$1.340 | $7.464 | $7.264 |
| Apr-08 | $8.210 | -$1.543 | $6.668 | $6.468 |
| May-08 | $8.255 | -$1.543 | $6.713 | $6.513 |
| Jun-08 | $8.364 | -$1.543 | $6.822 | $6.622 |
| Jul-08 | $8.305 | -$1.390 | $6.915 | $6.715 |
| Aug-08 | $8.504 | -$1.390 | $7.114 | $6.914 |
| Sep-08 | $8.519 | -$1.390 | $7.129 | $6.929 |
| Oct-08 | $8.580 | -$1.703 | $6.878 | $6.678 |
| Nov-08 | $8.959 | -$1.555 | $7.404 | $7.204 |

Note: All prices in $/MMBtu.

Source: Our independent gas sales contractor

NFE gas is priced of the Questar index, not CIG. CIG is reported above simply because it is more liquid. Questar typically trades about $0.20/M lower than CIG.

# Rockies Express Pipeline nearing completion:
# Will Rocky Mountain pricing move closer to Henry Hub?



Sempra Pipelines & Storage
KINDER MORGAN
Canada
Entrega
Phase I
Phase II
Phase III
CIG
Southern Star
WIC
Burlington
Echo Springs
WIC-Medicine Bow
Opal
Wamsutter
Kanda
Questar
NWPL
WFS
Cheyenne
Huntsman
Meeker
TransColorado
KMIGT
Trailblazer
CIG
Cheyenne Plains
PSCO
WIC
KMIGT PXP
NNG
NGPL
ANR
PEPL
NGPL
PEPL
Trunkline
Midwestern
TGT
Tuscola
ANR
Lebanon
Texas Gas
Tenn Gas
Columbia Gas
Dominion
Equitrans
National Fuel
North Penn
Transco
Leidy Hub
Clarington
East Ohio Gas
TETCO
North Dakota
Minnesota
South Dakota
Wisconsin
Michigan
New York
Idaho
Wyoming
Nebraska
Iowa
Pennsylvania
Ohio
Indiana
Illinois
Utah
Colorado
Kansas
Missouri
Kentucky
West Virginia
Virginia
Maryland
North Carolina
Tennessee
Oklahoma
Arkansas
South Carolina
Mississippi
Alabama
Georgia
Proposed Pipeline (Cheyenne - Clarington)
Entrega (In-Service 2006)
Possible Expansion
Market Hubs
Proposed Interconnections
0
87.5
175
350
Miles
#0260-G

# Why New Frontier Energy ?

* Management is delivering strong production & reserve growth
* Repeatable low risk development strategy
* Large inventory of low cost CBM wells with over 600 potential locations
* Long term productive wells ranging 20 - 25 years
* Significant upside resource potential present in untapped coal sections; Upper and Lower Iles, Williams Fork, Almond, Pioneer and Darling coal seams. Conventional traps indicated by seismic in the Deep Creek, Niobrara & Frontier
* Management has extensive O&G experience, a successful track record cultivating institutional shareholders, and has raised $28 million to fund development since inception

# Market for Common Stock & Related Stockholder Matters

- NFEI - OTC bulletin board since June 2004
- 1,917 shareholders of record (not including shares held in street name)
- 52 week high 11/17/06 $1.75
- 52 week low 02/20/07 $0.93
- 17,116 - average volume (3 months ended 10/08/07)
- 9,782,036 shares outstanding (as of 10/08/07)
- Public float 9,287,207

# New Frontier Energy, Inc.

Trading Symbol - NFEI

Paul Laird – CEO
Les Bates – CFO

1789 W Littleton Boulevard
Littleton, CO 80120
303-730-9994


NFE INC.

# Supplemental Information

# Capital Structure Detail

| NewFrontier Energy Inc<br>Proforma Capitalization | Shares | Proforma Proceeds |
|---|---|---|
| **Issued and outstanding October 9, 2007** | **9,782,036** | $ - |
| **Proforma issuances:** | | |
| Series B Convertible Preferred | 3,756,653 | - |
| Series C @ $1.05 automatic conversion in Jan 2010 | 21,166,646 | - |
| **Total Conversions without $ proceeds** | 24,923,299 | |
| **Pro forma fully diluted before warrants** | 34,705,335 | |
| | | |
| 2.5 % Convertible Debenture Warrants @ $1.33 per share | 1,716,452 | 2,282,881 |
| Placement Agent Warrants Debentures @ $1.08 per share | 255,040 | 275,443 |
| Placement Agent Warrants Debentures @ $1.33 per share | 173,532 | 230,798 |
| Series A Convertible Preferred Warrants @ $1.11 per share | 101,509 | 112,675 |
| Series B Convertible Preferred Warrants @ $1.11 per share | 4,711,704 | 5,229,991 |
| Bridge Loan Warrants @ $1.11 per share | 101,509 | 112,675 |
| Placement agent options Series B Preferred | 495,000 | 321,750 |
| Placement agent option Warrants Series B Preferred @ $1 11 | 671,493 | 745,357 |
| Employee warrants and options | 578,000 | 506,000 |
| Stock warrants issued to third parties @ $1.13 per share | 50,006 | 56,507 |
| 2.5 % Convertible Debt at $1.33 | 477,522 | - |
| Stock warrants issued to third parties @ 2.00 | 200,000 | 400,000 |
| Stock warrants issued to third parties @ 2.00 | 100,000 | 275,000 |
| Options to officers, directors and others @ $1.25 | 3,950,000 | 4,937,500 |
| Series C AC warrants @ $1.50 | 21,166,646 | 31,749,968 |
| Series C BC warrants @ $2.00 | 10,583,545 | 21,167,090 |
| Series C placement agent warrants @ $1.05 | 492,857 | 517,500 |
| Series C placement agent warrants @ $1.50 | 492,857 | 739,286 |
| Series C placement agent warrants @ $2.00 | 246,432 | 492,864 |
| Series C dividend shares | 1,587,500 | 1,666,875 |
| **Shares issued and proceeds from common stock issuances** | 48,151,603 | $ 71,820,159 |
| **Proforma issued and outstanding october 9, 2007** | **82,856,938** | |
| | | |
| **Current public float** | **9,287,207** | |

# Proforma Analysis of Fully Diluted Capital Structure

- **82.8 million** shares would be outstanding after all warrants & options are exercised and 3 entities would own 57% of the total issued and outstanding

  (NOTE: share issuance would represent $72 million in new funding)

## Proforma Analysis - based on May 31,2007 10-Q SEC filing

- Proforma Cash Position: $79.23 million
- Proforma Shareholders Equity: $95.49 million
- Proforma Book Value: $1.15 p/share
- Proforma Market Capitalization: 98.53 million*

(* assumes 10/18/07 closing price of $1.19)

- Proven Reserves as of February 2007: 12 BCF

# Why Investors Seek Unconventional Resource Plays

- Repeatable low risk development drilling
- High probability of success = 95%
- Long term productive wells 20 - 25 years
- Predictable annual production & reserve growth
- Field size typical grows over time - 10's Bcf to Tcf's
- Low development costs - $0.29 to $.60/MCF

**Key drivers for building shareholder value**

# Regional Resource Assessment



Traditional 949.957 Tcf
Coalbed 169.298 Tcf
Total U.S. 1119.255 Tcf
Rocky Mountain
191.4
63.5
Pacific
52.4
1.96
North Central
21.9
12.8
Atlantic
85.7
17.3
Mid-Continent
113.5
7.5
Gulf Coast
290.0
3.4
Alaska
193.8
57.0

Data source: Potential Gas Committee (2005)

# Regional Gas Production Trends


Rockies Forecasted to Be The #1 Producing Area
Rockies
(Tcf)
0
1
2
3
4
5
6
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025
Northeast
Gulf Coast
Midcontinent
Southwest
Rocky Mountain

Source: Energy Information Administration, Annual Energy Outlook 2005

**Conclusion: The Rockies is the Primary Future Growth Region**

# Unconventional Resources Lower (48 States)

## Total: 452 Tcf



350
300
250
200
150
100
50
0
Tcf
323
77
52
Tight sands
CBM
Shale Gas

**35% of Technically Recoverable Reserves in US are from Unconventional Reservoirs**

Source: Energy Information Administration

# Longer Lead Times in Unconventional Reservoirs

Implications:

- Gradual lowering of the risk
- Technology Breakthrough
- Long Range Impact
- Environmental Planning



Gas Production
Field Development
Pilot Testing
Exploration Coring & Testing
Leasing
Idea/Concept
Lead Time

After Paul Agnon & Peter A. Dea Western Gas